First Midwest Bancorp

2002 Midwest
Super-Community Bank Conference
February 27, 2002

Safe Harbor Statement

This presentation may contain forward-looking statements that are subject to risks and uncertainties. Statements pertaining to future periods may be subject to uncertainty due to changes in underlying factors and assumptions. Actual results may differ from those projected in the forward-looking statements. Additional information that could cause actual results to differ materially from those in the forward-looking statements is contained in First Midwest's Securities and Exchange Commission filings, copies of which will be made available upon request. First Midwest undertakes no duty to update the contents of this presentation.

First Midwest Bancorp, Inc.

First Midwest Bancorp

Corporate Profile

- $5.7 Bil Assets
  - IL: 11th Largest Overall / 8th Largest Suburban Chicago
  - U.S.: 59th Largest Market Cap / 73rd Largest Assets
- Lines of Business:
  - Community Banking
  - Trust-Investment Management
- 600,000 Customer Relationships
  - 215,000 Households / 21,000 Businesses
- Markets Served:
  - Dynamic, Growing, Highly Desirable
  - Significant Share Owned
- 1,550 Employees: 70% Sales / 30% Support

First Midwest Bancorp

Lines of Business

Community Banking

First Midwest Bank

- Single Charter - $5.7 Bil Assets
- 70 Offices; 100 ATMs
- Deposits: $4.2 B
  - Core 82%
  - Wholesale 18%
- Loans: $3.4 B

Commercial: 27%	Consumer: 28%	Real Estate: 45%
• Commercial Middle Mkt: 22%	• Auto: 13%	• Commercial: 30%
• Agriculture: 4%	• Home Eq.: 15%	• Construction: 9%
• Small Bus.: 1%		• 1-4 Family: 6%

Trust & Investment Mgmt.

First Midwest Bank

- All Facets of Traditional Trust
- Diversified Investment Management
- $1.7 B Under Management
  - Employee Benefit 48%
  - Personal 33%
  - Investment Advisory 19%
- $ .3 B Custody

First Midwest Bancorp

Markets

Markets



Wisconsin
Iowa
Indiana
Illinois
Missouri
Kentucky

❖ Illinois (IL)

Population: 12.4 M - 5th Largest
Deposits: $252 B - 3rd Wealthiest

❖ Chicago MSA (CMSA)

(Cook & 8 Surrounding Counties)

Population: 8.3 M - 67% of IL
Deposits: $190 B - 2nd Largest MSA & 76% of IL
Dep. Concent: 40.8% - #87 MSA

❖ Suburban Chicago MSA (SCMSA)

(CMSA Less City of Chicago)

Population: 5.4 M - 43% of IL & 65% of CMSA
Deposits: $107 B - 4th Largest "MSA" & 56% of CMSA
Dep. Concent: 26.8% - #100 "MSA"

FMBI Markets


Wisconsin
Iowa
Indiana
Illinois
Missouri
Kentucky

SCMSA – 86% of FMBI

Bank	
Deposits	$ 3.5 B
Offices	54
ATMs	82
Trust	
Assets U M/C	$ 1.4 B

Downstate IL & IA - 14% of FMBI

Bank	
Deposits	$ .6 B
Offices	16
ATMs	18
Trust	
Assets U M/C	$ .6 B

FMBI Deposits / Rank
CMSA & SCMSA

Deposits: 6/30/01


Wisconsin
McHenry
Lake
Lake Michigan
DeKalb
Kane
Cook
DuPage
Chicago
Cook
Kendall
Will
Grundy
Indiana

County	Total Deposits	FMBI Deposits	FMBI RANK CMSA	SCMSA
Cook	$137.4	$1.0	#20	#8
DuPage	25.4	nm	nm	nm
Lake[1]	11.4	1.1	#2	#2
Will[2]	5.2	1.0	#1	#1
Kane	4.9	nm	nm	nm
McHenry [2]	3.9	.3	#3	#3
DeKalb	1.3	-	-	-
Grundy	.6	.2	#1	#1
Kendall	.7	-	-	-
Total	$190.8 Bil	$3.6 Bil	#9	#8

15 Largest Banks/Thrifts

Deposits: 6/30/01

Illinois	$252 B
1. Banc One Corp	$36.3
2. ABN-AMRO	25.0
3. Bank of Montreal	16.9
4. Northern Trust Corp	9.2
5. Citigroup Inc	8.1
6. Household Int'l Inc	6.8
7. Charter One Financial	6.6
8. Fifth Third Bancorp	6.3
9. U.S. Bancorp	5.2
10. National City Corp	4.6
11. First Midwest Bancorp	4.1
12. MAF Bancorp	3.4
13. Bank of America Corp	3.2
14. MB Financial Inc	2.7
15. Union Planters Corp	2.5

CMSA	$191 B
1. Banc One Corp	$33.8
2. ABN-AMRO	25.0
3. Bank of Montreal	16.9
4. Northern Trust Corp	9.2
5. Citigroup Inc	8.1
6. Household Int'l Inc	6.8
7. Charter One Financial	6.6
8. Fifth Third Bancorp	5.6
9. First Midwest Bancorp	3.5
10. MAF Bancorp	3.4
11. MB Financial Inc	2.7
12. National City Corp	2.7
13. Bank of America Corp	2.6
14. U.S. Bancorp	2.6
15. FBOP Corp	2.3

SCMSA	$107 B
1. Bank of Montreal	$10.4
2. Banc One Corp	9.7
3. ABN-AMRO	7.1
4. Household Int'l Inc	6.8
5. Charter One Financial	5.4
6. Fifth Third Bancorp	5.1
7. Citigroup Inc	4.8
8. First Midwest Bancorp	3.5
9. National City Corp	2.7
10. MAF Bancorp	2.3
11. Wintrust Financial Corp	2.1
12. U.S. Bancorp	1.8
13. Northern Trust Corp	1.4
14. First American Bank Corp	1.4
15. MB Financial Inc	1.3

First Midwest Bancorp

History and Performance

History: 1995-01

1995: 4 FMBI Banks Merged Into 1

Strategic Restructuring *Efficiency Focused* *15% RIF*

1996: CF Bancorp Acquired - $200M Assets, 4 Offices

Expand Presence to Entire IL - IA Quad Cities Market

1997: SparBank Acquired - $455M Assets, 4 Offices

McHenry County's Largest Bank

1998: Heritage Financial Services Acquired - $1.3B Assets, 18 Offices

Southwest Cook County's Largest Bank

2000: Sales & Delivery Reorganization: Commercial / Retail / Trust

Line of Business Reorganization *Operational / Restructure*
Small Business Initiative *Reduction in Force - 8%*

2001: Efficiency / Funding Focus

Margin Enhancement *Efficiency Enhancement* *Record Performance*

Growth: 1997 - 2001



Assets ($s B)
$3.6
+16%
$5.2
+44%
$5.5
+6%
$5.9
+7%
$5.7
-3%
'97
'98
'99
'00
'01
Total Earnings ($s M) (1)
$61.7
+13%
$67.2
+9%
$70.9
+6%
$75.5
+6%
$82.1
+9%
'97
'98
'99
'00
'01
Diluted Earnings Per Share($) (1)
$1.10
+13%
$1.20
+9%
$1.34
+12%
$1.46
+9%
$1.63
+12%
'97
'98
'99
'00
'01

(1) Operating Earnings 1997-98

Performance: 1997 - 2001

Return on Average Equity



FMBI
PEER (1)
14.34%
12.91%
14.48%
13.37%
17.39%
15.46%
19.17%
16.46%
17.89%
15.40%
'97
'98
'99
'00
'01

(1) 1997 = 91 BHCs $1-5Bil; 1998-01 = 32 BHCs $5-10Bil

Performance: 1997 - 2001
Return on Average Assets



FMBI
PEER (1)
1.29%
1.14%
1.32%
1.19%
1.34%
1.25%
1.30%
1.20%
1.43%
1.27%
'97
'98
'99
'00
'01

(1) 1997 = 91 BHCs $1-5Bil; 1998-01 = 32 BHCs $5-10Bil

Performance: 1997 - 2001

Efficiency Ratio



FMBI
PEER [(1)]
56.23%
59.11%
56.08%
57.13%
55.66%
56.88%
53.09%
57.65%
48.92%
57.50%
'97
'98
'99
'00
'01

(1) 1997 = 91 BHCs $1-5Bil; 1998-01 = 32 BHCs $5-10Bil

5 Year Trends

Nonperforming Assets To Loans + Foreclosed RE



FMBI
PEER (1)
0.56%
0.69%
0.81%
.52%
0.72%
0.48%
0.65%
0.58%
0.61%
0.64%
'97
'98
'99
'00
'01

(1) 1997 = 91 BHCs $1-5Bil; 1998-01 = 32 BHCs $5-10Bil

First Midwest Bancorp

Shareholder Value

Stock Highlights @ 12/31/01

Shares Outstanding	48.7 Mil
Avg. Daily Volume	123,416
Shareholders	7,800
Ownership	
• Insider: 27%	
• Institutional: 38%	
• All Others: 35%	
Market Capitalization	$1.4 Bil
Market Price	$29.19
Price/Book	3.2x
Price/01 Earnings	17.9x
Price/02 Earnings	16.0x (1)

(1) Based on Consensus Estimates

Shareholder Value

Market Cap ($B)[1]



$.88
+60%
$1.1
+25%
$1.1
+0%
$1.2
+9%
$1.4
+17%
'97
'98
'99
'00
'01

Dividends[2]



$.44
+16%
$.49
+11%
$.53
+26%
$.59
+11%
$.65
+10%
'97
'98
'99
'00
'01

Shares Repurchased ($ MM)[3]



$ 10.0
$ 34.3
$ 70.0
$ 12.2
$ 64.6
'97
'98
'99
'00
'01

(1) At December 31, 1997 – 2001
(2) Total Dividends Paid 1997-2001: $139.6 M
(3) Total Repurchase Investment 1997-2001: $191.2 M

Stock Price Performance

FMBI vs Various Indices

	Yr. Ending 12/31/01
FMBI	26.91%
DJIA	-7.09%
S & P 500	-13.04%
Nasdaq Comp*	-21.05%
Russell 2000*	1.03%
S & P SmallCap 600*	5.74%
S & P SMCAP Banks*	11.84%
SNL Banks $5-10 B*	8.76%
Phil KBW Banks	-4.6%

* Includes FMBI

First Midwest Bancorp

2002 Performance Goals

And

Strategies

2002 Performance Goals

- 19-20% + Return on Average Equity
- 1.50-1.52% + Return on Average Assets
- 11-13% Growth in EPS
- 48-49% Efficiency Ratio

* Based on Consensus Estimates

Strategies

- Intensified Customer Focus
- Enhanced Sales Effectiveness
- Focused Top Line Revenue Growth
- Increasing Efficiency
- Balance Sheet Management
- Maintain Asset Quality
- Judicious Capital Management
- Evaluate Expansion Opportunities

Performance Strategies

- **Intensify Customer Focus**
  - Reiterate Relationship / Need / Value Based Mission
  - Customize Needs Based Relationship Planning
  - Expand Small Business Initiatives
  - Exploit Flux in Competitive Environment
  - Enhance Functionality of Electronic Channels
  - Further Integrate Wealth Management Sales Management
  - Refine Consumer Segmentation Metrics

Performance Strategies

❖ Enhance Sales Effectiveness

- Line of Business Sales Management Maturing
- Sales Training Expanded
- Sales Incentive Compensation Systems Refined
- Enhanced Measurement Systems In Place
- More Pervasive Best Practices Sharing
- Focus Management of Mortgage, Insurance, and Investment Sales

Performance Strategies

❖ Top Line Growth

- Sustain Margin Improvement
- Enhance Depository & Traditional Fees
- Reemphasize Asset Management, Mortgage, Insurance Products

❖ Enhance Operational Efficiency

- Sustain Business Process Improvement Initiatives
- Improvement Comprehensive Technology Integration
- Bring New Operations Center Online 1Q02

❖ Balance Sheet Management

- Continue Broad Based Loan Growth
- Enhance Core Deposit Growth
- Enhance the Mix of Earning Assets
- Optimize Funding Strategies

Performance Strategies

❖ Maintain Asset Quality

- Monitor Rigorously
- Remediate Timely
- Reserve Adequately

❖ Judicious Capital Management

- Maintain Share Repurchase Program
- Sustain Dividend Policy

❖ Evaluate Expansion Opportunities

- Expand Primary Footprint Through Branch Deployment
- Invest Opportunistically
  - Traditional Competitors
  - Other Financial Service Providers
  - Strategic Partnerships

First Midwest Bancorp

Why First Midwest ?

First Midwest Because…

- Known, Respected, 60 Year Old Bank… ***The* Local Bank**
- Experienced, Proven Management Team
- Markets Served are Dynamic, Growing, Very Desirable
- Franchise (Relationships, Market Share & Absolute Size) Is Unique & Highly Attractive…SCMSA's Premier Independent Bank!
- Performance Improvement Achieved While Maintaining Above Peer Asset Quality
- Peer+ Performance Momentum Accelerating
- Requisite Resources Exist to Support Objectives, Short & Long Term

equating to…

Enhanced Growth in Shareholder Value!

First Midwest Bancorp